FILED PURSUANT TO RULE 497(e)
REGISTRATION NO. 033-41913

GABELLI EQUITY SERIES FUNDS, INC.

The Gabelli Small Cap Growth Fund

The Gabelli Equity Income Fund

The Gabelli Focused Growth and Income Fund

The Gabelli Global Financial Services Fund

(each a “Fund” and, together, the “Funds”)

Supplement dated June 23, 2021 to each Fund’s Statutory Prospectus dated January 28, 2021 and Statement of Additional Information dated January 28, 2021

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated January 28, 2021, of the Funds. Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

Reduction in Class I Minimum Investment Amount

Effective July 1, 2021 (the “Effective Date”), Class I Shares of Small Cap Growth Fund, Equity Income Fund and Global Financial Services Fund are available to investors with a minimum initial investment amount of $10,000 and purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

Since the minimum initial investment amount for Class I shares of Small Cap Growth Fund, Equity Income Fund and Global Financial Services Fund purchased though the Distributor is reduced to $10,000, shareholders eligible to purchase Class AAA and Class A shares of such Funds on or after the Effective Date making an initial investment of $10,000 should instead consider purchasing Class I shares of the applicable Fund since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of a Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of share of a Fund.

The Funds’ existing policies regarding conversions of Class AAA, Class A and Class C shares, as described in the Prospectus, will remain in place. Shareholders owning Class AAA or Class A shares of Small Cap Growth Fund, Equity Income Fund or Global Financial Services Fund should consider converting their holdings to Class I shares of such Fund given the change in eligibility requirements for investing in Class I shares. Shareholders owning Class C shares of a Fund should also consider converting their holding to Class I shares if they otherwise meet the eligibility requirements described in the Prospectus to convert their Class C shares of a Fund to a different share class. Shareholders who hold shares of a Fund through a broker or financial intermediary should contact their broker or financial intermediary regarding any conversion of shares.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE